Exhibit 99.2

Supplemental Financial Information
Third Quarter 2013

Table of Contents		PRIMERICA, INC. Financial Supplement

	Page
Preface, definition of Non-GAAP financial measures	3

Condensed balance sheets and reconciliation of balance sheet non-GAAP to GAAP financial measures	4

Financial results and other statistical data	5

Statements of income	6

Reconciliation of statement of income non-GAAP to GAAP financial measures	7

Segment operating results	8
Term Life Insurance segment - financial results, key statistics, and financial analysis	9-10
Investment and Savings Products segment - financial results, key statistics, and financial analysis	11

Investment portfolio	12-14

Five-year historical key statistics	15

This document may contain forward-looking statements and information.  Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2012.

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Preface	PRIMERICA, INC. Financial Supplement
THIRD QUARTER 2013

This document is a financial supplement to our third quarter 2013 earnings release.  It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions.  Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for two different purposes, as follows:

●	Operating adjustments exclude the expense associated with equity awards granted in connection with our initial public offering (“IPO”) and the impact of realized investment gains and losses.

●	Adjusted when used in describing stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets.

Management utilizes certain non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business.  Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item. Certain items throughout this supplement are noted as 'na' to indicate not applicable. Certain variances are noted as 'nm' to indicate not meaningful. Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders' equity.

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Condensed Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Dec 31, 2011	Mar 31, 2012	Jun 30, 2012	Sep 30, 2012	Dec 31, 2012	Mar 31, 2013	Jun 30, 2013	Sep 30, 2013
Condensed Balance Sheets
Assets:
Investments and cash	$2,157,582	$2,167,231	$2,016,842	$2,176,721	$2,068,752	$2,115,144	$1,876,077	$1,909,560
Due from reinsurers	3,855,318	3,895,162	3,903,028	3,993,603	4,005,194	4,005,539	3,993,258	4,033,138
Deferred policy acquisition costs	904,485	948,087	990,558	1,036,020	1,066,422	1,098,124	1,133,542	1,179,143
Other assets	525,836	522,123	540,010	597,465	579,393	599,840	566,809	564,953
Separate account assets	2,408,598	2,541,313	2,500,640	2,630,630	2,618,115	2,614,669	2,435,740	2,512,886
Total assets	$9,851,820	$10,073,917	$9,951,077	$10,434,439	$10,337,877	$10,433,316	$10,005,426	$10,199,680

Liabilities:
Future policy benefits	$4,614,860	$4,676,374	$4,723,359	$4,797,815	$4,850,488	$4,898,538	$4,943,743	$5,022,048
Other policy liabilities	589,542	606,793	593,956	595,382	606,310	614,892	584,587	587,646
Income taxes	81,316	88,503	82,755	96,408	114,611	122,925	89,713	101,708
Other liabilities	381,495	331,112	329,539	424,706	358,577	366,670	344,649	329,567
Notes payable	300,000	300,000	300,000	374,421	374,433	374,445	374,457	374,469
Payable under securities lending	149,358	142,507	143,963	177,666	139,927	133,325	86,272	75,852
Separate account liabilities	2,408,598	2,541,313	2,500,640	2,630,630	2,618,115	2,614,669	2,435,740	2,512,886
Total liabilities	8,525,169	8,686,602	8,674,211	9,097,028	9,062,461	9,125,463	8,859,162	9,004,174
Stockholders’ equity:
Common stock ($0.01 par value) (1)	649	653	599	597	564	567	545	547
Paid-in capital	835,232	842,613	693,717	691,885	602,269	609,100	456,050	464,784
Retained earnings	344,104	383,847	426,936	468,223	503,173	535,609	572,714	609,778
Treasury stock	—	—	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized investment gains (losses) not other-than-temporarily impaired	97,082	107,598	107,187	119,836	114,958	112,263	74,845	72,773
Net unrealized investment losses other-than-temporarily impaired	(1,665)	(1,981)	(2,031)	(1,364)	(1,035)	(1,045)	(1,047)	(1,047)
Cumulative translation adjustment	51,248	54,584	50,457	58,234	55,488	51,358	43,158	48,672
Total stockholders’ equity	1,326,650	1,387,314	1,276,866	1,337,411	1,275,416	1,307,853	1,146,265	1,195,505
Total liabilities and stockholders' equity	$9,851,820	$10,073,917	$9,951,077	$10,434,439	$10,337,877	$10,433,316	$10,005,426	$10,199,680

Reconciliation of Adjusted Stockholders' Equity to Total Stockholders' Equity
Adjusted stockholders' equity	$1,231,233	$1,281,697	$1,171,709	$1,218,939	$1,161,494	$1,196,634	$1,072,467	$1,123,780
Reconciling items:
Net unrealized investment gains (losses) not other-than-temporarily impaired	97,082	107,598	107,187	119,836	114,958	112,263	74,845	72,773
Net unrealized investment losses other-than-temporarily impaired	(1,665)	(1,981)	(2,031)	(1,364)	(1,035)	(1,045)	(1,047)	(1,047)
Total reconciling items	95,417	105,617	105,156	118,472	113,923	111,219	73,797	71,726
Total stockholders’ equity	$1,326,650	$1,387,314	$1,276,866	$1,337,411	$1,275,416	$1,307,853	$1,146,265	$1,195,505

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$864,623	$904,485	$948,087	$990,558	$1,036,020	$1,066,422	$1,098,124	$1,133,542
General expenses deferred	7,754	7,003	7,492	7,234	6,869	6,631	8,669	7,399
Commission costs deferred	58,793	60,116	66,540	61,238	60,349	60,048	63,835	65,535
Amortization of deferred policy acquisition costs	(30,185)	(26,531)	(28,205)	(29,234)	(34,628)	(31,252)	(30,111)	(32,192)
Foreign currency impact and other, net	3,501	3,015	(3,356)	6,223	(2,187)	(3,726)	(6,974)	4,860
Balance, end of period	$904,485	$948,087	$990,558	$1,036,020	$1,066,422	$1,098,124	$1,133,542	$1,179,143

(1)	Outstanding common shares exclude restricted stock units.

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Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands, except per-share data)	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Change	% Change	YTD 2012	YTD 2013	$ Change	% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	65,133,035	61,530,879	60,059,741	57,415,577	56,598,327	56,510,785	54,957,274	(5,102,467)	-8.5%	62,241,218	56,019,271	(6,221,947)	-10.0%

Net income	$41,756	$46,179	$45,600	$40,270	$38,845	$43,490	$43,190	$(2,410)	-5.3%	$133,535	$125,525	$(8,010)	-6.0%
Less income attributable to unvested participating securities	(1,357)	(1,110)	(1,116)	(1,026)	(1,017)	(553)	(556)	560	50.2%	(3,625)	(2,173)	1,451	40.0%
Net income used in computing basic EPS	$40,400	$45,069	$44,483	$39,244	$37,828	$42,938	$42,633	$(1,850)	-4.2%	$129,911	$123,352	$(6,559)	-5.0%
Basic earnings per share	$0.62	$0.73	$0.74	$0.68	$0.67	$0.76	$0.78	$0.04	4.7%	$2.09	$2.20	$0.11	5.5%

Net operating income	$42,377	$45,455	$45,103	$41,603	$39,317	$41,367	$43,454	$(1,649)	-3.7%	$132,935	$124,137	$(8,798)	-6.6%
Less operating income attributable to unvested participating securities	(1,377)	(1,093)	(1,104)	(1,061)	(1,030)	(525)	(560)	544	49.3%	(3,608)	(2,149)	1,459	40.4%
Net operating income used in computing basic operating EPS	$41,000	$44,362	$43,999	$40,542	$38,287	$40,841	$42,894	$(1,105)	-2.5%	$129,327	$121,988	$(7,339)	-5.7%
Basic operating income per share	$0.63	$0.72	$0.73	$0.71	$0.68	$0.72	$0.78	$0.05	6.5%	$2.08	$2.18	$0.10	4.8%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	65,133,035	61,530,879	60,059,741	57,415,577	56,598,327	56,510,785	54,957,274	(5,102,467)	-8.5%	62,241,218	56,019,271	(6,221,947)	-10.0%
Dilutive impact of warrants and options	1,141,687	1,155,701	1,502,853	1,519,844	1,809,066	1,338,164	1,187	(1,501,666)	-99.9%	1,277,698	1,049,472	(228,226)	-17.9%
Shares used to calculate diluted EPS	66,274,722	62,686,580	61,562,594	58,935,421	58,407,393	57,848,949	54,958,461	(6,604,133)	-10.7%	63,518,916	57,068,743	(6,450,173)	-10.2%

Net income	$41,756	$46,179	$45,600	$40,270	$38,845	$43,490	$43,190	$(2,410)	-5.3%	$133,535	$125,525	$(8,010)	-6.0%
Less income attributable to unvested participating securities	(1,335)	(1,092)	(1,092)	(1,004)	(991)	(542)	(556)	536	49.1%	(3,559)	(2,140)	1,419	39.9%
Net income used in computing diluted EPS	$40,421	$45,088	$44,507	$39,266	$37,854	$42,948	$42,633	$(1,874)	-4.2%	$129,977	$123,385	$(6,592)	-5.1%
Diluted earnings per share	$0.61	$0.72	$0.72	$0.67	$0.65	$0.74	$0.78	$0.05	7.3%	$2.05	$2.16	$0.12	5.7%

Net operating income	$42,377	$45,455	$45,103	$41,603	$39,317	$41,367	$43,454	$(1,649)	-3.7%	$132,935	$124,137	$(8,798)	-6.6%
Less operating income attributable to unvested participating securities	(1,355)	(1,074)	(1,080)	(1,037)	(1,003)	(515)	(560)	521	48.2%	(3,542)	(2,116)	1,427	40.3%
Net operating income used in computing diluted operating EPS	$41,022	$44,381	$44,023	$40,566	$38,313	$40,851	$42,894	$(1,129)	-2.6%	$129,392	$122,021	$(7,371)	-5.7%
Diluted operating income per share	$0.62	$0.71	$0.72	$0.69	$0.66	$0.71	$0.78	$0.07	9.1%	$2.04	$2.14	$0.10	5.0%

								YOY Q3				YOY YTD
	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Change	% Change	YTD 2012	YTD 2013	$ Change	% Change
Annualized Return on Equity
Average stockholders' equity	$1,356,982	$1,332,090	$1,307,138	$1,306,413	$1,291,635	$1,227,059	$1,170,885	$(136,253)	-10.4%	$1,332,070	$1,229,859	$(102,211)	-7.7%
Average adjusted stockholders' equity	$1,256,465	$1,226,703	$1,195,324	$1,190,216	$1,179,064	$1,134,551	$1,098,123	$(97,201)	-8.1%	$1,226,164	$1,137,246	$(88,918)	-7.3%

Net income return on stockholders' equity	12.3%	13.9%	14.0%	12.3%	12.0%	14.2%	14.8%	0.8%	nm	13.4%	13.6%	0.2%	nm
Net income return on adjusted stockholders' equity	13.3%	15.1%	15.3%	13.5%	13.2%	15.3%	15.7%	0.5%	nm	14.5%	14.7%	0.2%	nm

Net operating income return on adjusted stockholders' equity	13.5%	14.8%	15.1%	14.0%	13.3%	14.6%	15.8%	0.7%	nm	14.5%	14.6%	0.1%	nm

Capital Structure
Debt-to-capital (1)	17.8%	19.0%	21.9%	22.7%	22.3%	24.6%	23.9%	2.0%	nm	21.9%	23.9%	2.0%	nm

Cash and invested assets to stockholders' equity	1.6x	1.6x	1.6x	1.6x	1.6x	1.6x	1.6x	(0.0x)	nm	1.6x	1.6x	(0.0x)	nm
Cash and invested assets to adjusted stockholders' equity	1.7x	1.7x	1.8x	1.8x	1.8x	1.7x	1.7x	(0.1x)	nm	1.8x	1.7x	(0.1x)	nm

Share count, end of period (2)	65,303,547	59,868,486	59,722,559	56,373,795	56,682,195	54,503,822	54,686,613	(5,035,946)	-8.4%	59,722,559	54,686,613	(5,035,946)	-8.4%
Adjusted stockholders' equity per share	$19.63	$19.57	$20.41	$20.60	$21.11	$19.68	$20.55	$0.14	0.7%	$20.41	$20.55	$0.14	0.7%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A2	A2	A2	A2	A2	A2	A2	nm	nm	nm	nm	nm	nm
S&P	AA-	AA-	AA-	AA-	AA-	AA-	AA-	nm	nm	nm	nm	nm	nm
A.M. Best	A+	A+	A+	A+	A+	A+	A+	nm	nm	nm	nm	nm	nm

Holding Company Senior Debt Ratings
Moody's	Baa2	Baa2	Baa2	Baa2	Baa2	Baa2	Baa2	nm	nm	nm	nm	nm	nm
S&P	A-	A-	A-	A-	A-	A-	A-	nm	nm	nm	nm	nm	nm
A.M. Best	a-	a-	a-	a-	a-	a-	a-	nm	nm	nm	nm	nm	nm

(1) Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(2) Share count reflects outstanding common shares, including restricted shares, but excludes restricted stock units (RSUs).

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Statements of Income	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands)	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	$ Change	% Change	YTD 2012	YTD 2013	$ Change	% Change
Statement of Income
Revenues:
Direct premiums	$561,037	$570,073	$567,273	$569,591	$570,899	$577,208	$576,095	$8,822	1.6%	$1,698,383	$1,724,202	$25,819	1.5%
Ceded premiums	(418,163)	(415,814)	(414,992)	(414,783)	(410,604)	(417,450)	(407,489)	7,503	1.8%	(1,248,969)	(1,235,543)	13,427	1.1%
Net premiums	142,874	154,259	152,282	154,808	160,295	159,758	168,607	16,325	10.7%	449,414	488,659	39,245	8.7%
Net investment income	26,097	23,605	26,882	24,221	23,216	21,027	22,103	(4,779)	-17.8%	76,583	66,345	(10,238)	-13.4%
Commissions and fees:
Sales-based (1)	44,823	47,614	43,390	50,439	49,718	52,164	51,991	8,601	19.8%	135,827	153,872	18,045	13.3%
Asset-based (2)	43,722	43,751	45,627	46,626	47,428	49,436	50,981	5,354	11.7%	133,099	147,845	14,745	11.1%
Account-based (3)	9,373	9,494	9,826	9,817	9,454	9,589	9,813	(13)	-0.1%	28,693	28,856	163	0.6%
Other commissions and fees	6,343	6,248	5,764	6,188	5,674	5,994	5,658	(105)	-1.8%	18,355	17,326	(1,029)	-5.6%
Realized investment (losses) gains	2,132	4,320	3,872	1,058	2,286	3,468	(407)	(4,279)	-110.5%	10,324	5,347	(4,977)	-48.2%
Other, net	11,238	11,235	11,445	11,345	10,375	10,871	10,712	(733)	-6.4%	33,918	31,958	(1,960)	-5.8%
Total revenues	286,601	300,525	299,087	304,501	308,445	312,307	319,457	20,369	6.8%	886,214	940,208	53,995	6.1%
Benefits and expenses:
Benefits and claims	67,933	68,925	70,738	71,151	74,246	69,770	81,912	11,174	15.8%	207,596	225,927	18,332	8.8%
Amortization of DAC	26,531	28,205	29,234	34,628	31,252	30,111	32,192	2,959	10.1%	83,970	93,556	9,586	11.4%
Insurance commissions	8,496	6,457	6,684	5,916	6,066	5,424	5,329	(1,356)	-20.3%	21,638	16,818	(4,820)	-22.3%
Insurance expenses	22,444	24,589	23,744	25,764	27,142	28,094	25,083	1,339	5.6%	70,777	80,319	9,542	13.5%
Sales commissions:
Sales-based (1)	31,600	33,285	30,521	34,508	35,403	36,730	36,296	5,775	18.9%	95,406	108,430	13,024	13.7%
Asset-based (2)	14,745	15,031	15,557	16,157	16,637	17,778	18,775	3,218	20.7%	45,334	53,191	7,857	17.3%
Other sales commissions	3,371	3,159	3,292	3,342	3,007	3,129	3,316	24	0.7%	9,823	9,453	(369)	-3.8%
Interest expense	6,910	8,505	8,829	8,857	8,795	8,792	8,726	(102)	-1.2%	24,244	26,314	2,069	8.5%
Other operating expenses	41,104	40,447	39,933	43,233	45,664	45,031	41,273	1,340	3.4%	121,484	131,968	10,484	8.6%
Total benefits and expenses	223,135	228,605	228,532	243,555	248,213	244,860	252,903	24,371	10.7%	680,272	745,976	65,705	9.7%
Income before income taxes	63,466	71,921	70,556	60,946	60,232	67,446	66,554	(4,002)	-5.7%	205,942	194,232	(11,710)	-5.7%
Income taxes	21,709	25,741	24,956	20,675	21,387	23,956	23,364	(1,592)	-6.4%	72,407	68,707	(3,700)	-5.1%
Net income	$41,756	$46,179	$45,600	$40,270	$38,845	$43,490	$43,190	$(2,410)	-5.3%	$133,535	$125,525	$(8,010)	-6.0%

Income Before Income Taxes by Segment
Term Life	$43,254	$51,148	$47,593	$43,931	$45,125	$51,898	$50,136	$2,543	5.3%	$141,995	$147,159	$5,163	3.6%
Investment & Savings Products	28,869	29,444	31,608	31,194	26,353	27,488	31,498	(109)	-0.3%	89,922	85,339	(4,583)	-5.1%
Corporate & Other Distributed Products	(8,658)	(8,672)	(8,645)	(14,179)	(11,246)	(11,940)	(15,080)	(6,435)	-74.4%	(25,975)	(38,266)	(12,291)	-47.3%
Income before income taxes	$63,466	$71,921	$70,556	$60,946	$60,232	$67,446	$66,554	$(4,002)	-5.7%	$205,942	$194,232	$(11,710)	-5.7%

(1)	Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities
(2)	Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees
(3)	Account-based - revenues relating to the fee generating client accounts we administer

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Reconciliation of Statement of Income Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	$ Change	% Change	YTD 2012	YTD 2013	$ Change	% Change
(Dollars in thousands)
Reconciliation from Operating Revenues to Total Revenues
Operating revenues	$284,469	$296,206	$295,215	$303,443	$306,159	$308,839	$319,864	$24,649	8.3%	$875,890	$934,862	$58,972	6.7%
Operating revenues reconciling items:
Realized investment gains/losses	2,132	4,320	3,872	1,058	2,286	3,468	(407)	nm	nm	10,324	5,347	nm	nm
Total operating revenues reconciling items	2,132	4,320	3,872	1,058	2,286	3,468	(407)	nm	nm	10,324	5,347	nm	nm
Total revenues	$286,601	$300,525	$299,087	$304,501	$308,445	$312,307	$319,457	$20,369	6.8%	$886,214	$940,208	$53,995	6.1%

Reconciliation from Operating Income Before Income Taxes to Income Before Income Taxes
Operating income before income taxes	$64,409	$70,793	$69,787	$62,962	$60,964	$64,153	$66,961	$(2,827)	-4.1%	$204,989	$192,077	$(12,912)	-6.3%
Operating income before income taxes reconciling items:
Realized investment gains/losses	2,132	4,320	3,872	1,058	2,286	3,468	(407)	nm	nm	10,324	5,347	nm	nm
Initial & accelerated management / field grant expense	(3,075)	(3,192)	(3,104)	(3,074)	(3,018)	(174)	—	nm	nm	(9,371)	(3,192)	nm	nm
Total operating income before income taxes reconciling items	(943)	1,128	768	(2,016)	(731)	3,293	(407)	nm	nm	953	2,155	nm	nm
Income before income taxes	$63,466	$71,921	$70,556	$60,946	$60,232	$67,446	$66,554	$(4,002)	-5.7%	$205,942	$194,232	$(11,710)	-5.7%

Reconciliation from Net Operating Income to Net Income
Net operating income	$42,377	$45,455	$45,103	$41,603	$39,317	$41,367	$43,454	$(1,649)	-3.7%	$132,935	$124,137	$(8,798)	-6.6%
Net operating income reconciling items:
Operating income before income taxes reconciling items	(943)	1,128	768	(2,016)	(731)	3,293	(407)	nm	nm	953	2,155	nm	nm
Tax impact of operating income reconciling items at effective tax rate	323	(404)	(272)	684	260	(1,170)	143	nm	nm	(353)	(767)	nm	nm
Total net operating income reconciling items	(621)	724	497	(1,332)	(472)	2,123	(264)	nm	nm	600	1,388	nm	nm
Net income	$41,756	$46,179	$45,600	$40,270	$38,845	$43,490	$43,190	$(2,410)	-5.3%	$133,535	$125,525	$(8,010)	-6.0%

7 of 15

Segment Operating Results	PRIMERICA, INC. Financial Supplement

								YOY Q3				YOY YTD
(Dollars in thousands)	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	$ Change	% Change	YTD 2012	YTD 2013	$ Change	% Change
Term Life Insurance
Revenues:
Direct premiums	$542,157	$550,329	$549,069	$551,725	$552,034	$559,035	$557,486	$8,417	1.5%	$1,641,555	$1,668,555	$27,000	1.6%
Ceded premiums	(414,559)	(412,038)	(411,240)	(411,786)	(407,854)	(414,222)	(404,459)	6,781	1.6%	(1,237,837)	(1,226,535)	11,302	0.9%
Net premiums	127,598	138,292	137,829	139,939	144,180	144,813	153,027	15,198	11.0%	403,718	442,020	38,302	9.5%
Allocated net investment income	15,630	16,112	17,411	16,967	16,670	16,935	17,385	(26)	-0.1%	49,152	50,989	1,837	3.7%
Other, net	7,547	7,753	7,788	7,268	6,984	7,435	7,399	(389)	-5.0%	23,089	21,818	(1,271)	-5.5%
Operating revenues	150,775	162,157	163,028	164,174	167,833	169,183	177,811	14,783	9.1%	475,960	514,828	38,868	8.2%
Benefits and expenses:
Benefits and claims	57,509	59,984	60,733	61,120	65,547	61,689	67,788	7,054	11.6%	178,226	195,023	16,796	9.4%
Amortization of DAC	23,933	22,547	27,645	30,147	27,865	25,777	29,679	2,034	7.4%	74,125	83,320	9,195	12.4%
Insurance commissions	3,577	2,314	2,168	1,539	1,199	1,062	901	(1,267)	-58.4%	8,060	3,162	(4,897)	-60.8%
Insurance expenses	19,717	21,782	20,532	23,125	23,846	24,508	25,125	4,593	22.4%	62,030	73,478	11,448	18.5%
Interest expense	2,785	4,380	4,357	4,313	4,252	4,250	4,183	(174)	-4.0%	11,523	12,685	1,162	10.1%
Operating benefits and expenses	107,521	111,008	115,435	120,244	122,708	117,285	127,676	12,241	10.6%	333,964	367,669	33,705	10.1%
Operating income before income taxes	$43,254	$51,148	$47,593	$43,931	$45,125	$51,898	$50,136	$2,543	5.3%	$141,995	$147,159	$5,163	3.6%

Investment & Savings Products
Revenues:
Commissions and fees:
Sales-based	$44,823	$47,614	$43,390	$50,439	$49,718	$52,164	$51,991	$8,601	19.8%	$135,827	$153,872	$18,045	13.3%
Asset-based	43,722	43,751	45,627	46,626	47,428	49,436	50,981	5,354	11.7%	133,099	147,845	14,745	11.1%
Account-based	9,373	9,494	9,826	9,817	9,454	9,589	9,813	(13)	-0.1%	28,693	28,856	163	0.6%
Other, net	2,216	2,108	2,320	2,820	2,122	2,172	1,939	(382)	-16.4%	6,644	6,233	(412)	-6.2%
Operating revenues	100,133	102,967	101,163	109,701	108,721	113,361	114,723	13,560	13.4%	304,264	336,805	32,541	10.7%
Benefits and expenses:
Amortization of DAC	3,223	2,881	1,411	3,442	2,892	3,876	2,542	1,132	80.2%	7,514	9,310	1,796	23.9%
Insurance commissions	2,149	2,252	2,323	2,347	2,274	2,331	2,249	(74)	-3.2%	6,723	6,853	130	1.9%
Sales commissions:
Sales-based	31,600	33,285	30,521	34,508	35,403	36,730	36,296	5,775	18.9%	95,406	108,430	13,024	13.7%
Asset-based	14,745	15,031	15,557	16,157	16,637	17,778	18,775	3,218	20.7%	45,334	53,191	7,857	17.3%
Other operating expenses	19,547	20,074	19,744	22,052	25,162	25,159	23,362	3,618	18.3%	59,365	73,683	14,318	24.1%
Operating benefits and expenses	71,264	73,523	69,556	78,506	82,368	85,874	83,224	13,669	19.7%	214,342	251,466	37,124	17.3%
Operating income before income taxes	$28,869	$29,444	$31,608	$31,194	$26,353	$27,488	$31,498	$(109)	-0.3%	$89,922	$85,339	$(4,583)	-5.1%

Corporate & Other Distributed Products
Revenues:
Direct premiums	$18,880	$19,744	$18,204	$17,866	$18,865	$18,173	$18,609	$405	2.2%	$56,828	$55,647	$(1,181)	-2.1%
Ceded premiums	(3,604)	(3,777)	(3,752)	(2,998)	(2,750)	(3,229)	(3,030)	722	19.3%	(11,133)	(9,008)	2,125	19.1%
Net premiums	15,276	15,967	14,453	14,869	16,115	14,944	15,580	1,127	7.8%	45,695	46,639	944	2.1%
Allocated net investment income	10,467	7,493	9,471	7,254	6,546	4,092	4,718	(4,753)	-50.2%	27,431	15,356	(12,075)	-44.0%
Commissions and fees:
Loans	913	627	438	400	293	406	264	(174)	-39.7%	1,978	963	(1,015)	-51.3%
DebtWatchers	717	648	609	548	491	462	482	(127)	-20.9%	1,974	1,435	(539)	nm
Prepaid Legal Services	2,289	2,266	2,364	2,318	2,254	2,255	2,396	32	1.4%	6,918	6,905	(13)	-0.2%
Auto and Homeowners Insurance	1,689	1,836	1,271	1,791	1,685	1,890	1,470	199	15.6%	4,797	5,046	249	5.2%
Long-Term Care Insurance	724	650	746	765	627	664	704	(42)	-5.6%	2,120	1,996	(124)	-5.9%
Other sales commissions	12	222	334	367	323	316	342	7	2.2%	568	981	413	72.8%
Other, net	1,475	1,373	1,337	1,257	1,270	1,264	1,374	37	2.8%	4,185	3,907	(277)	-6.6%
Operating revenues	33,561	31,082	31,024	29,568	29,604	26,295	27,330	(3,694)	-11.9%	95,666	83,229	(12,438)	-13.0%
Benefits and expenses:
Benefits and claims	10,424	8,941	10,004	10,031	8,699	8,081	14,124	4,120	41.2%	29,370	30,905	1,535	5.2%
Amortization of DAC	(625)	2,778	178	1,040	496	459	(29)	(207)	-116.1%	2,331	926	(1,405)	-60.3%
Insurance commissions	2,770	1,891	2,194	2,031	2,592	2,031	2,179	(15)	-0.7%	6,855	6,803	(53)	-0.8%
Insurance expenses	2,727	2,807	3,213	2,638	3,296	3,587	(42)	(3,255)	-101.3%	8,747	6,841	(1,905)	-21.8%
Sales commissions	3,371	3,159	3,292	3,342	3,007	3,129	3,316	24	0.7%	9,823	9,453	(369)	-3.8%
Interest expense	4,125	4,125	4,472	4,544	4,543	4,543	4,543	71	1.6%	12,722	13,629	907	7.1%
Other operating expenses	18,482	17,181	17,085	18,106	17,484	19,698	17,911	826	4.8%	52,748	55,093	2,345	4.4%
Operating benefits and expenses	41,275	40,882	40,437	41,731	40,119	41,528	42,003	1,566	3.9%	122,594	123,649	1,055	0.9%
Operating income before income taxes	$(7,715)	$(9,800)	$(9,413)	$(12,163)	$(10,514)	$(15,233)	$(14,673)	$(5,260)	-55.9%	$(26,928)	$(40,421)	$(13,493)	-50.1%

8 of 15

Term Life Insurance - Financial Results	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)								YOY Q3				YOY YTD
Term Life Insurance Operating Income Before Income Taxes	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	$ Change	% Change	YTD 2012	YTD 2013	$ Change	% Change
Revenues:
Direct premiums	$542,157	$550,329	$549,069	$551,725	$552,034	$559,035	$557,486	$8,417	1.5%	$1,641,555	$1,668,555	$27,000	1.6%
Ceded premiums	(414,559)	(412,038)	(411,240)	(411,786)	(407,854)	(414,222)	(404,459)	6,781	1.6%	(1,237,837)	(1,226,535)	11,302	0.9%
Net premiums	127,598	138,292	137,829	139,939	144,180	144,813	153,027	15,198	11.0%	403,718	442,020	38,302	9.5%
Allocated net investment income	15,630	16,112	17,411	16,967	16,670	16,935	17,385	(26)	-0.1%	49,152	50,989	1,837	3.7%
Other, net	7,547	7,753	7,788	7,268	6,984	7,435	7,399	(389)	-5.0%	23,089	21,818	(1,271)	-5.5%
Operating revenues	150,775	162,157	163,028	164,174	167,833	169,183	177,811	14,783	9.1%	475,960	514,828	38,868	8.2%
Benefits and expenses:
Benefits and claims	57,509	59,984	60,733	61,120	65,547	61,689	67,788	7,054	11.6%	178,226	195,023	16,796	9.4%
Amortization of DAC	23,933	22,547	27,645	30,147	27,865	25,777	29,679	2,034	7.4%	74,125	83,320	9,195	12.4%
Insurance commissions	3,577	2,314	2,168	1,539	1,199	1,062	901	(1,267)	-58.4%	8,060	3,162	(4,897)	-60.8%
Insurance expenses	19,717	21,782	20,532	23,125	23,846	24,508	25,125	4,593	22.4%	62,030	73,478	11,448	18.5%
Interest expense	2,785	4,380	4,357	4,313	4,252	4,250	4,183	(174)	-4.0%	11,523	12,685	1,162	10.1%
Operating benefits and expenses	107,521	111,008	115,435	120,244	122,708	117,285	127,676	12,241	10.6%	333,964	367,669	33,705	10.1%
Operating income before income taxes	$43,254	$51,148	$47,593	$43,931	$45,125	$51,898	$50,136	$2,543	5.3%	$141,995	$147,159	$5,163	3.6%

New Term Life Insurance Operating Income Before Income Taxes (1)
Revenues:
Direct premiums	$79,146	$88,860	$94,133	$99,458	$106,077	$114,407	$119,852	$25,720	27.3%	$262,138	$340,336	$78,198	29.8%
Ceded premiums	(13,012)	(14,450)	(13,333)	(14,041)	(18,577)	(20,927)	(18,937)	(5,604)	-42.0%	(40,794)	(58,441)	(17,647)	-43.3%
Net premiums	66,134	74,410	80,800	85,417	87,501	93,479	100,915	20,115	24.9%	221,344	281,895	60,551	27.4%
Allocated net investment income	1,302	2,431	2,997	3,387	3,513	3,941	4,438	1,441	48.1%	6,730	11,892	5,162	76.7%
Other, net	7,501	7,671	7,778	7,243	6,957	7,366	7,304	(475)	-6.1%	22,950	21,626	(1,324)	-5.8%
Operating revenues	74,938	84,512	91,575	96,047	97,971	104,786	112,657	21,082	23.0%	251,024	315,413	64,388	25.7%
Benefits and expenses:
Benefits and claims	25,056	26,667	31,057	32,460	32,124	33,764	39,105	8,048	25.9%	82,780	104,993	22,213	26.8%
Amortization of DAC	14,674	12,117	17,199	20,033	17,759	17,091	20,417	3,218	18.7%	43,989	55,267	11,278	25.6%
Insurance commissions	3,364	1,965	1,806	1,177	829	659	469	(1,337)	-74.0%	7,136	1,957	(5,179)	-72.6%
Insurance expenses	28,133	29,911	29,043	31,271	31,613	32,550	33,040	3,997	13.8%	87,087	97,203	10,116	11.6%
Interest expense	—	266	303	334	361	403	422	119	39.4%	569	1,185	616	108.4%
Operating benefits and expenses	71,227	70,927	79,407	85,275	82,686	84,466	93,453	14,046	17.7%	221,561	260,606	39,045	17.6%
Operating income before income taxes	$3,711	$13,585	$12,167	$10,772	$15,284	$20,320	$19,203	$7,036	57.8%	$29,464	$54,807	$25,343	86.0%

Legacy Term Life Insurance Operating Income Before Income Taxes (2)
Revenues:
Direct premiums	$463,011	$461,470	$454,936	$452,267	$445,957	$444,628	$437,634	$(17,303)	-3.8%	$1,379,417	$1,328,219	$(51,198)	-3.7%
Ceded premiums	(401,548)	(397,588)	(397,907)	(397,745)	(389,277)	(393,294)	(385,522)	12,385	3.1%	(1,197,043)	(1,168,093)	28,949	2.4%
Net premiums	61,464	63,882	57,029	54,522	56,679	51,334	52,112	(4,917)	-8.6%	182,374	160,125	(22,249)	-12.2%
Allocated net investment income	14,328	13,681	14,414	13,580	13,156	12,994	12,947	(1,467)	-10.2%	42,422	39,098	(3,325)	-7.8%
Other, net	46	82	10	25	27	70	96	86	nm	139	192	53	38.6%
Operating revenues	75,837	77,645	71,453	68,128	69,863	64,397	65,155	(6,299)	-8.8%	224,935	199,415	(25,520)	-11.3%
Benefits and expenses:
Benefits and claims	32,453	33,317	29,676	28,660	33,422	27,925	28,683	(994)	-3.3%	95,446	90,030	(5,417)	-5.7%
Amortization of DAC	9,259	10,430	10,446	10,114	10,105	8,686	9,262	(1,184)	-11.3%	30,136	28,053	(2,083)	-6.9%
Insurance commissions	213	349	362	362	371	404	432	70	19.3%	924	1,206	282	30.5%
Insurance expenses	9,162	9,164	8,557	8,682	9,128	8,598	8,490	(67)	-0.8%	26,884	26,216	(668)	-2.5%
Insurance expense allowance	(17,579)	(17,293)	(17,068)	(16,827)	(16,896)	(16,640)	(16,405)	664	3.9%	(51,940)	(49,940)	2,000	3.8%
Interest expense	2,785	4,114	4,054	3,979	3,892	3,847	3,761	(293)	-7.2%	10,954	11,500	546	5.0%
Operating benefits and expenses	36,294	40,082	36,028	34,969	40,022	32,819	34,223	(1,805)	-5.0%	112,404	107,064	(5,340)	-4.8%
Operating income before income taxes	$39,543	$37,563	$35,425	$33,159	$29,841	$31,578	$30,932	$(4,493)	-12.7%	$112,531	$92,351	$(20,180)	-17.9%

(1) Represents results associated with business written subsequent to the 2010 Citi reinsurance transactions.
(2) Represents results associated with business subject to the 2010 Citi reinsurance transactions.

9 of 15

Term Life Insurance - Key Statistics and Financial Analysis	PRIMERICA, INC. Financial Supplement

									YOY Q3				YOY YTD
(Dollars in thousands, except as noted)		Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	$ Change	% Change	YTD 2012	YTD 2013	$ Change	% Change
Key Statistics
Life-insurance licensed sales force, beginning of period		91,176	89,651	90,868	91,506	92,373	90,917	92,227	1,359	1.5%	91,176	92,373	1,197	1.3%
New life-licensed representatives		7,650	9,786	8,613	8,376	7,165	8,875	9,630	1,017	11.8%	26,049	25,670	(379)	-1.5%
Non-renewal and terminated representatives		(9,175)	(8,569)	(7,975)	(7,509)	(8,621)	(7,565)	(7,328)	647	8.1%	(25,719)	(23,514)	2,205	8.6%
Life-insurance licensed sales force, end of period	(6)	89,651	90,868	91,506	92,373	90,917	92,227	94,529	3,023	3.3%	91,506	94,529	3,023	3.3%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies		$44.7	$47.8	$41.8	$41.7	$40.2	$45.9	$43.9	$2.1	5.0%	$134.4	$130.0	$(4.4)	-3.3%
Additions and increases in premium		10.7	11.4	11.6	11.8	11.4	12.3	12.3	0.7	6.0%	33.7	36.0	2.4	7.0%
Total estimated annualized issued term life premium		$55.4	$59.2	$53.4	$53.5	$51.6	$58.2	$56.2	$2.8	5.2%	$168.1	$166.0	$(2.0)	-1.2%

Issued term life policies		56,145	60,583	53,506	52,324	50,356	57,622	53,997	491	0.9%	170,234	161,975	(8,259)	-4.9%
Estimated average annualized issued term life premium per policy (1)(2)		$797	$790	$782	$796	$799	$797	$813	$31	4.0%	$790	$803	$13	1.7%

Term life face amount in-force, beginning of period ($mills)		$664,955	$664,423	$668,024	$669,132	$670,412	$670,414	$674,355	$6,331	0.9%	$664,955	$670,412	$5,457	0.8%
Issued term life face amount (3)		16,983	18,307	16,345	16,418	15,709	17,798	17,056	711	4.3%	51,635	50,563	(1,072)	-2.1%
Terminated term life face amount		(16,307)	(14,322)	(15,566)	(15,398)	(14,917)	(13,139)	(14,346)	1,220	7.8%	(46,196)	(42,402)	3,794	8.2%
Foreign currency impact, net		(1,208)	(384)	329	260	(790)	(719)	(704)	(1,033)	nm	(1,263)	(2,213)	(950)	nm
Term life face amount in-force, end of period		$664,423	$668,024	$669,132	$670,412	$670,414	$674,355	$676,360	$7,229	1.1%	$669,132	$676,360	$7,229	1.1%

New Term Life Insurance - Financial Analysis
Direct premium		$79,146	$88,860	$94,133	$99,458	$106,077	$114,407	$119,852	25,720	27.3%	$262,138	$340,336	$78,198	29.8%

New term life operating income before income taxes		$3,711	$13,585	$12,167	$10,772	$15,284	$20,320	$19,203	7,036	57.8%	$29,464	$54,807	$25,343	86.0%
% of direct premium		4.7%	15.3%	12.9%	10.8%	14.4%	17.8%	16.0%	nm	nm	11.2%	16.1%	nm	nm

Benefits & expenses, net (4)		$56,105	$55,199	$63,395	$67,710	$69,289	$72,441	$78,929	15,534	24.5%	$174,699	$220,659	$45,959	26.3%
% of direct premium		70.9%	62.1%	67.3%	68.1%	65.3%	63.3%	65.9%	nm	nm	66.6%	64.8%	nm	nm

Insurance expenses, net (5)		$20,632	$22,240	$21,265	$24,028	$24,656	$25,184	$25,736	4,472	21.0%	$64,136	$75,577	$11,440	17.8%
% of direct premium		26.1%	25.0%	22.6%	24.2%	23.2%	22.0%	21.5%	nm	nm	24.5%	22.2%	nm	nm

Legacy Term Life Insurance - Financial Analysis
Direct premium		$463,011	$461,470	$454,936	$452,267	$445,957	$444,628	$437,634	(17,303)	-3.8%	$1,379,417	$1,328,219	$(51,198)	-3.7%

Legacy term life operating income before income taxes		$39,543	$37,563	$35,425	$33,159	$29,841	$31,578	$30,932	(4,493)	-12.7%	$112,531	$92,351	$(20,180)	-17.9%
% of direct premium		8.5%	8.1%	7.8%	7.3%	6.7%	7.1%	7.1%	nm	nm	8.2%	7.0%	nm	nm

(1)
Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.

(2)	In whole dollars
(3)	Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders
(4)	Benefits & expenses, net - includes total benefits & claims, ceded premiums, insurance commissions, and amortization of deferred policy acquisition costs
(5)	Insurance expenses, net - insurance expenses, net of other net revenues
(6)	Reflects a change in methodology for terminating representatives that was implemented in the fourth quarter of 2011.

10 of 15

Investment and Savings Products - Financial Results, Key Statistics, and Financial Analysis	PRIMERICA, INC. Financial Supplement

(Dollars in thousands, except as noted)								YOY Q3				YOY YTD
Investment & Savings Products Operating Income Before Income Taxes	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	$ Change	% Change	YTD 2012	YTD 2013	$ Change	% Change
Revenues:
Commissions and fees:
Sales-based	$44,823	$47,614	$43,390	$50,439	$49,718	$52,164	$51,991	$8,601	19.8%	$135,827	$153,872	$18,045	13.3%
Asset-based	43,722	43,751	45,627	46,626	47,428	49,436	50,981	5,354	11.7%	133,099	147,845	14,745	11.1%
Account-based	9,373	9,494	9,826	9,817	9,454	9,589	9,813	(13)	-0.1%	28,693	28,856	163	0.6%
Other, net	2,216	2,108	2,320	2,820	2,122	2,172	1,939	(382)	-16.4%	6,644	6,233	(412)	-6.2%
Operating revenues	100,133	102,967	101,163	109,701	108,721	113,361	114,723	13,560	13.4%	304,264	336,805	32,541	10.7%
Benefits and expenses:
Amortization of DAC	3,223	2,881	1,411	3,442	2,892	3,876	2,542	1,132	80.2%	7,514	9,310	1,796	23.9%
Insurance commissions	2,149	2,252	2,323	2,347	2,274	2,331	2,249	(74)	-3.2%	6,723	6,853	130	1.9%
Sales commissions:
Sales-based	31,600	33,285	30,521	34,508	35,403	36,730	36,296	5,775	18.9%	95,406	108,430	13,024	13.7%
Asset-based	14,745	15,031	15,557	16,157	16,637	17,778	18,775	3,218	20.7%	45,334	53,191	7,857	17.3%
Other operating expenses	19,547	20,074	19,744	22,052	25,162	25,159	23,362	3,618	18.3%	59,365	73,683	14,318	24.1%
Operating benefits and expenses	71,264	73,523	69,556	78,506	82,368	85,874	83,224	13,669	19.7%	214,342	251,466	37,124	17.3%
Operating income before income taxes	$28,869	$29,444	$31,608	$31,194	$26,353	$27,488	$31,498	$(109)	-0.3%	$89,922	$85,339	$(4,583)	-5.1%

Key Statistics
Product sales ($mills)
Retail Mutual Funds	$611.9	$589.6	$545.7	$598.5	$711.9	$722.7	$648.2	$102.5	18.8%	$1,747.2	$2,082.8	$335.5	19.2%
Indexed Annuities	25.3	103.1	113.0	154.9	92.9	111.7	104.4	(8.5)	-7.6%	241.4	309.1	67.7	28.1%
Variable Annuities and other	403.6	397.3	332.2	372.5	388.1	361.5	388.0	55.8	16.8%	1,133.1	1,137.7	4.6	0.4%
Total sales-based revenue generating product sales	1,040.8	1,090.0	990.9	1,126.0	1,193.0	1,195.9	1,140.6	149.8	15.1%	3,121.7	3,529.5	407.9	13.1%
Managed Accounts	23.1	39.6	37.3	35.8	56.7	57.5	57.1	19.8	53.2%	100.0	171.3	71.3	71.3%
Segregated Funds	123.7	64.3	63.5	77.3	115.6	64.3	51.0	(12.5)	-19.7%	251.6	230.9	(20.7)	-8.2%
Total product sales	$1,187.7	$1,193.9	$1,091.7	$1,239.0	$1,365.3	$1,317.7	$1,248.7	$157.1	14.4%	$3,473.2	$3,931.7	$458.5	13.2%

Client asset values, beginning of period ($mills)	$33,664	$36,279	$35,286	$36,903	$37,386	$39,853	$40,166	$4,881	13.8%	$33,664	$37,386	$3,723	11.1%
Inflows	1,188	1,194	1,092	1,239	1,365	1,318	1,249	157	14.4%	3,473	3,932	458	13.2%
Outflows (1)	(1,233)	(1,144)	(1,014)	(1,052)	(1,305)	(1,188)	(1,163)	(149)	-14.7%	(3,391)	(3,656)	(265)	-7.8%
Net flows	(45)	50	78	187	60	130	86	8	nm	83	276	193	nm
Change in market value, net and other (2)	2,660	(1,043)	1,540	296	2,406	184	1,925	385	nm	3,157	4,514	1,357	nm
Client asset values, end of period	$36,279	$35,286	$36,903	$37,386	$39,853	$40,166	$42,177	$5,273	14.3%	$36,903	$42,177	$5,273	14.3%

Average client asset values ($mills)
Retail Mutual Funds	$23,694	$23,724	$23,750	$24,198	$25,170	$26,041	$26,478	$2,728	11.5%	$23,723	$25,896	$2,174	9.2%
Managed Accounts	212	326	425	528	652	786	882	458	107.8%	321	774	453	141.1%
Indexed Annuities	10	75	185	317	441	545	648	464	nm	90	545	455	nm
Variable Annuities and other	8,707	8,897	9,061	9,344	9,869	10,352	10,687	1,626	17.9%	8,888	10,303	1,415	15.9%
Segregated Funds	2,499	2,527	2,542	2,596	2,624	2,601	2,529	(13)	-0.5%	2,523	2,585	62	2.5%
Total	$35,122	$35,550	$35,962	$36,983	$38,756	$40,326	$41,225	$5,262	14.6%	$35,545	$40,102	$4,558	12.8%

Average number of fee-generating accounts (thous) (3)	2,584	2,583	2,552	2,547	2,536	2,522	2,537	(15)	-0.6%	2,573	2,532	(42)	-1.6%

Financial Analysis
Sales-based net revenue as % of sales (4)	1.27%	1.31%	1.30%	1.41%	1.20%	1.29%	1.38%	nm	nm	1.29%	1.29%	nm	nm

Asset-based net revenue as % of average asset values (5)	0.07%	0.07%	0.07%	0.07%	0.07%	0.06%	0.07%	nm	nm	0.21%	0.20%	nm	nm

Account-based revenue per average fee generating account (6)	$3.63	$3.67	$3.85	$3.85	$3.73	$3.80	$3.87	nm	nm	$11.15	$11.40	nm	nm

(1)
Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company's recordkeeping platform. The redemptions of assets must be estimated for approximately 8% of account values as these figures are not readily available. Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.

(2)	Change in market value, net - market value fluctuations net of fees, expenses, and foreign currency impact
(3)	Fee generating accounts - mutual fund accounts for which we receive recording keeping and/or custodial fees
(4)	Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity
(5)
Asset-based net revenue - commission and fee revenue less commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds

(6)	In whole dollars

11 of 15

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended September 30, 2013
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash and cash equivalents	$147,468	$147,468	$-	7.8%	8.3%

Fixed Income:
Treasury	30,707	29,313	1,395	1.6%	1.7%	2.89%	AAA
Government	129,333	120,390	8,942	6.9%	6.8%	4.46%	AA
Tax-Exempt Municipal	6,908	6,946	(39)	0.4%	0.4%	3.39%	AA-
Corporate	1,153,639	1,077,934	75,705	61.2%	60.9%	5.42%	BBB+
Mortgage-Backed	138,496	128,120	10,376	7.4%	7.2%	5.43%	AAA
Asset-Backed	27,777	28,036	(259)	1.5%	1.6%	1.53%	AA
CMBS	91,883	87,138	4,745	4.9%	4.9%	4.57%	AAA
Private	111,757	106,050	5,708	5.9%	6.0%	5.44%	BBB
Redeemable Preferred	1,671	1,948	(277)	0.1%	0.1%	19.51%	A-
Convertible	7,111	6,652	459	0.4%	0.4%	2.20%	A
Total Fixed Income	1,699,282	1,592,527	106,755	90.2%	89.9%	5.19%	A

Equities:
Perpetual Preferred	5,390	5,585	(195)	0.3%	0.3%
Common Stock	22,153	17,654	4,499	1.2%	1.0%
Mutual Fund	5,403	3,542	1,861	0.3%	0.2%
Other	4,070	4,070	0	0.2%	0.2%
Total Equities	37,016	30,852	6,165	2.0%	1.7%

Total Invested Assets	$1,883,766	$1,770,847	$112,920	100.0%	100.0%

Corporate Portfolio by Sector

Consumer Non Cyclical	$136,820	$124,997	$11,823	11.9%	11.6%
Reits	110,380	104,783	5,597	9.6%	9.7%
Electric	108,153	97,110	11,043	9.4%	9.0%
Basic Industry	98,935	94,023	4,912	8.6%	8.7%
Banking	93,653	88,651	5,002	8.1%	8.2%
Energy	91,228	84,701	6,527	7.9%	7.9%
Insurance	88,457	81,447	7,010	7.7%	7.6%
Technology	70,999	69,046	1,953	6.2%	6.4%
Capital Goods	70,513	65,568	4,945	6.1%	6.1%
Communications	66,129	61,935	4,195	5.7%	5.7%
Natural Gas	61,255	57,215	4,040	5.3%	5.3%
Consumer Cyclical	51,584	48,753	2,831	4.5%	4.5%
Industrial Other	28,697	27,907	790	2.5%	2.6%
Finance Companies	24,376	22,518	1,858	2.1%	2.1%
Transportation	23,520	21,914	1,606	2.0%	2.0%
Brokerage	16,985	15,837	1,148	1.5%	1.5%
Financial Other	11,957	11,529	428	1.0%	1.1%
Total Corporate portfolio	$1,153,639	$1,077,934	$75,705	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$208,798	$202,489	$6,309	12.3%	12.7%	5.54%
1-2 Yrs.	167,229	159,992	7,238	9.8%	10.0%	4.52%
2-5 Yrs.	505,800	465,870	39,930	29.8%	29.3%	5.13%
5-10 Yrs.	771,878	722,748	49,130	45.4%	45.4%	5.27%
> 10 Yrs.	45,577	41,429	4,149	2.7%	2.6%	5.15%
Total Fixed Income	$1,699,282	$1,592,527	$106,755	100.0%	100.0%	5.19%

Duration

Fixed Income portfolio duration	4.0	years

12 of 15

Investment Portfolio - Quality Ratings As of September 30, 2013	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$262,727	16.5%
AA	127,798	8.0%
A	371,723	23.3%
BBB	743,265	46.7%
Below Investment Grade	85,574	5.4%
NA	1,439	0.1%
Total Fixed Income	$1,592,527	100.0%

	Amortized Cost	% of Total		Amortized Cost	% of Total
Corporate asset class:			Private asset class:
Rating			Rating
AAA	$1,075	0.1%	AAA	$172	0.2%
AA	66,244	6.1%	AA	4,295	4.0%
A	303,414	28.1%	A	12,103	11.4%
BBB	632,109	58.6%	BBB	84,249	79.4%
Below Investment Grade	73,965	6.9%	Below Investment Grade	5,230	4.9%
NA	1,128	0.1%	NA	—	—
Total Corporate	$1,077,934	100.0%	Total Private	$106,050	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$75,274	86.4%	AAA	$116,856	91.2%
AA	2,746	3.2%	AA	5,513	4.3%
A	2,557	2.9%	A	1,922	1.5%
BBB	5,000	5.7%	BBB	3,829	3.0%
Below Investment Grade	1,559	1.8%	Below Investment Grade	—	—
NA	2	0.0%	NA	—	—
Total CMBS	$87,138	100.0%	Total Mortgage-Backed	$128,120	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$15,854	56.6%	AAA	$52,886	35.3%
AA	1,468	5.2%	AA	47,907	32.0%
A	4,723	16.8%	A	38,303	25.6%
BBB	5,000	17.8%	BBB	10,607	7.1%
Below Investment Grade	990	3.5%	Below Investment Grade	—	—
NA	—	—	NA	—	—
Total Asset-Backed	$28,036	100.0%	Total Treasury & Government	$149,703	100.0%

NAIC Designations

1	$630,168	44.2%
2	717,358	50.3%
3	51,393	3.6%
4	16,747	1.2%
5	7,864	0.6%
6	2,584	0.2%
U.S. Insurer Fixed Income (2)	1,426,115	100.0%
Other (3)	197,264
Cash and cash equivalents	147,468
Total Invested Assets	$1,770,847

(1)	Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest
(2)	NAIC ratings for our U.S. insurance companies' fixed income portfolios
(3)	Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities

13 of 15

Investment Portfolio- Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

								YOY Q3
(Dollars in thousands)	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	$ Change	% Change
Net Investment Income by Source
Bonds & notes	$25,762	$23,797	$26,601	$24,360	$23,210	$22,648	$21,785	(4,816)	-18.1%
Preferred and common stocks	223	244	245	339	272	292	277	32	13.1%
Deposit asset underlying 10% reinsurance treaty	1,030	574	986	315	563	(1,061)	829	(157)	-15.9%
Policy loans and other invested assets	350	261	315	325	320	327	325	10	3.2%
Cash & cash equivalents	135	111	101	106	88	73	54	(47)	-46.5%
Total investment income	27,500	24,987	28,248	25,445	24,453	22,279	23,270	(4,978)	-17.6%
Investment expenses	1,403	1,382	1,367	1,224	1,237	1,252	1,167	(200)	-14.6%
Net investment income	$26,097	$23,605	$26,881	$24,221	$23,216	$21,027	$22,103	(4,778)	-17.8%
Fixed income book yield, end of period	5.46%	5.48%	5.30%	5.32%	5.28%	5.29%	5.19%	—	—
New money yield	2.69%	3.46%	2.64%	2.94%	2.75%	2.91%	3.78%	—	—

								YOY Q3
	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	23.1%	21.2%	19.8%	18.4%	17.7%	17.5%	16.5%	-3.3%
AA	8.5%	7.6%	8.3%	7.7%	7.7%	7.7%	8.0%	-0.3%
A	23.3%	23.4%	23.7%	23.4%	23.6%	22.9%	23.3%	-0.3%
BBB	38.8%	41.3%	42.8%	45.2%	45.7%	46.5%	46.7%	3.9%
Below Investment Grade	6.3%	6.4%	5.2%	5.1%	5.3%	5.3%	5.4%	0.2%
NA	0.1%	0.1%	0.2%	0.1%	0.0%	0.1%	0.1%	-0.1%
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	nm

Average rating by amortized cost	A	A	A	A	A	A	A	na

		As of September 30, 2013				As of September 30, 2013			As of September 30, 2013
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Canada	$27,607	$26,706	AAA	United Kingdom	$66,001	$62,419	AAA	$747	$750
2	General Electric Co	26,327	23,495	AA-	Canada	39,670	37,496	AA	9,790	9,394
3	International Business Machine	12,980	12,597	AA-	Australia	38,219	35,399	A	16,979	16,241
4	Province of Ontario Canada	11,276	9,981	AA-	Brazil	21,886	21,001	BBB	11,273	10,607
5	Iberdrola SA	10,515	9,457	BBB	France	18,851	18,085	Below Investment Grade	—	—
6	National Rural Utilities Cooperative	10,305	7,691	A+	Ireland	15,246	13,745	NA	—	—
7	Verizon Communications Inc	9,334	8,589	BBB+	Netherlands	14,558	14,095	Total	$38,789	$36,992
8	Province of Quebec Canada	8,250	7,235	A+	Italy	12,279	11,977
9	Vale SA	7,818	7,098	A-	Korea Republic Of	11,574	10,869
10	Phillips 66	7,642	6,691	BBB	Germany	10,756	9,826	Non-Government Investments (1)
11	ArcelorMittal	7,619	6,602	BB+	Spain	10,540	10,177
12	Washington Real Estate Investment	7,453	7,318	BBB	Mexico	10,100	9,798	AAA	$—	$—
13	Altria Group Inc	7,440	5,920	BBB	Bermuda	9,366	9,096	AA	20,221	18,297
14	Prudential Financial Inc	7,418	6,819	A	Luxembourg	8,041	7,002	A	99,931	94,200
15	Enel SpA	7,303	6,980	BBB+	Chile	7,839	7,932	BBB	172,489	163,378
16	Tesco PLC	7,192	6,331	BBB+	Emerging Markets	7,069	7,069	Below Investment Grade	19,927	18,704
17	TransCanada Corp	7,140	6,846	A-	All Other	50,226	46,553	NA	862	949
18	AT&T Inc	6,897	5,959	A-	Total	$352,220	$332,520	Total	$313,431	$295,529
19	MetLife Inc	6,786	6,600	A-
20	Roche Holding AG	6,497	5,414	AA-
21	Reynolds American Inc	6,743	5,342	BBB-
22	Hospitality Properties Trust	6,396	6,394	BBB-
23	Eaton Corp PLC	6,368	5,996	A-
24	Liberty Property Trust	6,368	6,188	BBB
25	Goldman Sachs Group Inc/The	6,350	5,860	A-
	Total	$235,843	$214,108

	% of total fixed income portfolio	12.5%	12.1%

(1)	US$ denominated investments in issuers outside of the United States based on country of risk
(2)	Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa

14 of 15

Five Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2008	2009	2010	2011	2012	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013

Recruits	235,125	221,920	231,390	244,756	191,752	58,551	48,976	47,639	36,586	46,348	50,358	51,523

Life-insurance licensed sales force, beginning of period	97,125	100,651	99,785	94,850	91,176	91,176	89,651	90,868	91,506	92,373	90,917	92,227
New life-licensed representatives	39,383	37,629	34,488	33,711	34,425	7,650	9,786	8,613	8,376	7,165	8,875	9,630
Non-renewal and terminated representatives	(35,857)	(38,495)	(39,423)	(37,385)	(33,228)	(9,175)	(8,569)	(7,975)	(7,509)	(8,621)	(7,565)	(7,328)
Life-insurance licensed sales force, end of period	100,651	99,785	94,850	91,176	92,373	89,651	90,868	91,506	92,373	90,917	92,227	94,529

Issued term life policies	241,173	233,837	223,514	237,535	222,558	56,145	60,583	53,506	52,324	50,356	57,622	53,997

Issued term life face amount	$87,279	$80,497	$74,401	$73,146	68,053	$16,983	$18,307	$16,345	$16,418	$15,709	$17,798	$17,056

Term life face amount in force, beginning of period	$632,086	$633,467	$650,195	$656,791	664,955	$664,955	$664,423	$668,024	$669,132	$670,412	$670,414	$674,355
Issued term life face amount	87,279	80,497	74,401	73,146	68,053	16,983	18,307	16,345	16,418	15,709	17,798	17,056
Terminated term life face amount	(72,008)	(74,642)	(70,964)	(66,951)	(61,593)	(16,307)	(14,322)	(15,566)	(15,398)	(14,917)	(13,139)	(14,346)
Foreign currency impact, net	(13,891)	10,873	3,158	1,970	(1,003)	(1,208)	(384)	329	260	(790)	(719)	(704)
Term life face amount in force, end of period	$633,467	$650,195	$656,791	$664,955	670,412	$664,423	$668,024	$669,132	$670,412	$670,414	$674,355	$676,360

Estimated annualized issued term life premium
Premium from new policies	$205.0	$193.7	$180.8	$187.6	176.1	$44.7	$47.8	$41.8	$41.7	$40.2	$45.9	$43.9
Additions and increases in premium	43.0	42.6	44.6	44.9	45.5	10.7	11.4	11.6	11.8	11.4	12.3	12.3
Total estimated annualized issued term life premium	$248.0	$236.3	$225.4	$232.5	221.5	$55.4	$59.2	$53.4	$53.5	$51.6	$58.2	$56.2

Investment & Savings product sales	$4,458.4	$3,006.6	$3,623.6	$4,265.1	4,712.2	$1,187.7	$1,193.9	$1,091.7	$1,239.0	$1,365.3	$1,317.7	$1,248.7

Investment & Savings average client asset values	$32,763	$26,845	$31,908	$34,870	35,904	$35,122	$35,550	$35,962	$36,983	$38,756	$40,326	$41,225

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